THIRD AMENDMENT TO CREDIT AGREEMENT

            This Third Amendment to Credit Agreement ("Amendment") is made this 13th day of November, 2000, by and among Phoenix Color Corp. ("Phoenix"), a Delaware corporation, PCC Express, Inc. ("PCC"), a Delaware corporation, Phoenix (MD.) Realty, LCC ("Realty"), a Maryland limited liability company, and TechniGraphix, Inc. ("TechniGraphix"), a Maryland corporation (singly a "Borrower" and collectively, "Borrowers"), the lending institutions listed from time to time on Schedule A to the Credit Agreement (as defined below) (singly, a "Lender" and collectively, "Lender"), First Union National Bank, a national banking association, as issuer of letters of credit (in such capacity, "Issuer") and First Union National Bank, as administrative agent for Issuer and Lenders (in such capacity, "Agent").

BACKGROUND

            A. Borrowers, Agent, Issuer and Lenders are parties to a Credit Agreement dated September 15, 1998, as supplemented on February 12, 1999, as amended on March 31, 1999, and as amended on March 23, 2000 (collectively,
"Credit Agreement"), pursuant to which certain financing arrangements were established for the benefit of Borrowers. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            B. Borrowers have requested that Agent, Issuer and Lenders modify, in certain respects, the Credit Agreement and Agent, Issuer and Lenders have agreed to make such modifications, all as more fully set forth herein and subject to the terms and conditions hereof.

            NOW, THEREFORE, with the foregoing Background incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.   Amendments to Credit Agreement.


               a. Affirmation of Reserve. Borrowers hereby affirm the imposition of the reserve against the Borrowing Base described in that certain Letter Agreement dated August 9, 2000, among Borrowers, Agent, Issuer and Lender.

               b.  Financial  Covenant  Amendments  -  Effective  July 1,  2000,
          Section 5.8 of the Credit Agreement is hereby amended and restated in its entirety and shall read as follows:

               5.8 Financial Covenants: Borrowers shall maintain and comply with the following financial covenants:

                    (a) Total Leverage Ratio: Borrowers shall have and maintain a Total Leverage Ratio of not more than the following during the following periods (measured quarterly on a rolling four quarter basis; provided that the measurement at (i) March 31, 2001, shall be based on three months; (ii) June 30 2001, shall be based on six months; and (iii) September 30, 2001, shall be based on nine months; and provided further, that for each such shortened period, Total Funded Debt shall be based on Total Fund Debt at such date times 25%, 50% and 75% respectively):

                                  Period                 Maximum Ratio
                                  ------                 -------------
                         07/01/00 through 09/30/00           5.5:1
                         01/01/01 through 03/31/01           5.0:1
                         04/01/01 through 06/30/01           5.0:1
                         07/01/01 through 09/30/01           5.0:1

                    (b) Interest Coverage Ratio: Borrowers shall have and maintain an Interest Coverage Ratio of not less than the following during the following periods (measured quarterly on a rolling four quarter basis; provided that the measurement at (i) March 31, 2001, shall be based on three months; (ii) June 30 2001, shall be based on six months; and (iii) September 30, 2001, shall be based on nine months):


                                  Period                 Minimum Ratio
                                  ------                 -------------
                         07/01/00 through 09/30/00           1.70:1
                         10/01/00 through 12/31/00           1.50:1
                         01/01/01 through 03/31/01           1.70:1
                         04/01/01 through 06/30/01           1.70:1
                         07/01/01 through 09/30/01           1.70:1


                    (c) Minimum Consolidated EBITDA: Borrowers shall have and maintain a Consolidated EBITDA of not less than the following during the following periods (measured quarterly on a rolling four quarter basis; provided that the measurement at (i) March 31, 2001, shall be based on three months; (ii) June 30 2001, shall be based on six months; and (iii) September 30, 2001, shall be based on nine months):


                                  Period                 Minimum Amount
                                  ------                 --------------
                         07/01/00 through 09/30/00         $20,000,000
                         10/01/00 through 12/31/00         $20,000,000
                         01/01/01 through 03/31/01         $ 5,750,000
                         04/01/01 through 06/30/01         $11,750,000
                         07/01/01 through 09/30/01         $19,000,000


                    (d) Consolidated Capital Expenditures: Borrowers shall not expend for Consolidated Capital Expenditures more than the following amounts during the following periods (measured quarterly on a rolling four quarter basis; provided that the measurement at (i) March 31, 2001, shall be based on three months; (ii) June 30 2001, shall be based on six months; and (iii) September 30, 2001, shall be based on nine months):


                                  Period                 Maximum Amount
                                  ------                 --------------
                         07/1/00 through 09/30/00          $7,000,000
                         10/1/00 through 12/31/00          $6,000,000
                         01/1/01 through 03/31/01          $3,000,000
                         04/1/01 through 06/30/01          $5,000,000
                         07/1/01 through 09/30/01          $6,000,000


          2. Effectiveness Conditions. This Amendment shall become effective upon the satisfactory completion, as determined by Agent in its discretion, of the following conditions ("Effectiveness Conditions") (all documents to be in form and substance satisfactory to Agent):

               a.   Execution of this Amendment.

               b. Certified copies of resolutions of each Borrower authorizing the execution, delivery and performance of this Amendment.

               c. Payment to Agent (for ratable benefit of Lenders) of a non-refundable amendment fee of $75,000.

          3. Consent Re: Use of Proceeds. Agent and Lender hereby consent to the utilization of proceeds of Advances for the construction of a 50,000 square foot warehouse at the Maryland facility; provided that the aggregate amount of Advances utilized for such construction shall not exceed $1,500,000; and provided further that such construction shall also be subject to the limitations on Consolidated Capital Expenditures set forth in Section 5.8(d).

          4.   Representations  and  Warranties.   Each  Borrower  warrants  and
     represents to Agent, Issuer and Lenders that:

               a. Prior Representations. As of the date of this Amendment, all warranties and representations set forth in the Credit Agreement and Loan Documents are true and correct in all material respects, both before and after giving effect to this Amendment.

               b. No Default. After giving effect to this Amendment, no Default or Event of Default is outstanding or would exist after giving effect to this Amendment.

          5. Incorporation into Existing Loan Documents. The parties acknowledge and agree that this Amendment is incorporated into and made part of the Credit Agreement and Loan Documents, the terms and provisions of which, unless expressly modified herein, are hereby ratified and confirmed and continue unchanged and in full force and effect. Any future reference to the Credit Agreement or Loan Documents shall mean the Credit Agreement or Loan Documents as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Documents, the terms and provisions hereof shall control.

          6. Miscellaneous.


               a. Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

               b. Other  Instruments.  Each  Borrower  shall  execute  any other documents, instruments and writings, in form and substance satisfactory to Agent, as Agent may reasonably request, to carry out the intentions of the parties hereunder.

               c.  Modifications.   No  modification  hereof  or  any  agreement
          referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

               d. Governing Law. The terms and conditions of this Amendment shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to its otherwise applicable principles of conflicts and laws.

               e. Counterparts. This Amendment may be executed in counterpart all, of which counterparts taken together shall constitute one completed fully executed document. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

            IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.



First Union National Bank, as Agent,            Phoenix Color Corp.
Issuer, and Lender

By:  /s/ Margaret Byrne                         By:  /s/ Edward Lieberman
     --------------------------------              ----------------------------
Name:  Margaret Byrne                           Name:  Edward Lieberman
     --------------------------------              ----------------------------
Title: Vice President                           Title:  Chief Financial Officer
     --------------------------------              ----------------------------


                                                PCC Express, Inc.

                                                By:  /s/ Edward Lieberman
                                                   ----------------------------
                                                Name:  Edward Lieberman
                                                   ----------------------------
                                                Title:  Chief Financial Officer
                                                   ----------------------------


                                                Phoenix (MD.) Realty, LLC

                                                By:  /s/ Edward Lieberman
                                                   ----------------------------
                                                Name:  Edward Lieberman
                                                   ----------------------------
                                                Title:  Chief Financial Officer
                                                   ----------------------------


                                                TechniGraphix, Inc.
                                                By:  /s/ Edward Lieberman
                                                   ----------------------------
                                                Name:  Edward Lieberman
                                                   ----------------------------
                                                Title:  Chief Financial Officer
                                                   ----------------------------